1996 STOCK OPTION PLAN



                  OF



    AFFINITY TECHNOLOGY GROUP, INC.

(As Amended and Restated Effective May
               28, 1999)




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                             1996 STOCK OPTION PLAN

                    ---------------------------------------

                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                     (As Amended and Restated Effective May
                                    28, 1999)


1.       Purpose

         The purpose of the 1996 Stock Option Plan of Affinity Technology Group, Inc. (the "plan") is to encourage and enable selected key employees, directors and independent contractors in the service of Affinity Technology Group, Inc. (the "Corporation") or its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "common stock") in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of incentive stock options ("incentive options") and nonqualified stock options ("nonqualified options"). Incentive options and nonqualified options shall be referred to herein collectively as "options." To the extent that any option is designated as an incentive stock option and such option does not qualify as an incentive stock option, it shall constitute a nonqualified stock option.

2.       Administration of the Plan

         (a) Except as set forth herein, the plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and comprised solely of members of the Board. The Committee shall be comprised of such number of "non-employee directors" as required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule thereto. Notwithstanding the foregoing, the Board shall have the exclusive power and authority to approve all matters relating to the grant of options to nonemployee directors of the Corporation and to administer the plan with respect to all such options. As used herein, the term "Administrator" shall refer to the Board or the Committee administrating the plan pursuant to the provisions of this Section 2(a).

         (b) Any action of the Administrator may be taken by a written instrument signed by all of the members of the Administrator and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the plan, the Administrator shall have full and final authority, in its discretion, to take any action with respect to the plan including, without limitation, the following: (i) to determine the individuals to receive options, the nature of each option as an incentive option or a nonqualified option, the times when options shall be granted, the number of shares to be subject to each option, the option price (determined in accordance with Section
6), the option period, the time or times when each option shall be exercisable and the other terms, conditions, restrictions and limitations of an option; (ii) to prescribe the form or forms of the agreements evidencing any options granted under the plan; (iii) to establish, amend and rescind rules and regulations for the administration of the plan; and (iv) to construe and interpret the plan, the rules and regulations, and the agreements evidencing options granted under the plan, and to make all other determinations deemed necessary or advisable for administering the plan. Notwithstanding the foregoing, the Administrator shall have complete authority, in its discretion, to accelerate the date that any option which is not otherwise exercisable shall become exercisable in whole or in part, without any obligation to accelerate such date with respect to other options granted to the optionee (as defined below) or to accelerate such date with respect to options granted to any other optionee or to treat all optionees similarly situated in the same manner.

         (c) Notwithstanding Section 2(b), and subject to the terms of the plan herein, the Committee may delegate to the Chief Executive Officer of the Corporation the authority to grant options, and to make any or all of the determinations reserved for the Committee in the plan and summarized in Section 2(b) with respect to options granted, to any individual who, at the time of such grant or other determination, (i) is not an officer or director of the Corporation subject to Section 16 of the 1934 Act and (ii) is otherwise eligible to participate in the plan under Section 5.

3.       Effective Date

         The effective date of the plan is May 1, 1996. The plan was amended and restated effective October 31, 1996, was amended on October 5, 1998, and was again amended and restated effective May 28, 1999. Options may be granted under the plan on and after the effective date, but not after April 1, 2006.

4.       Options; Shares of Stock
Subject to the Plan

         Both incentive options and nonqualified options, as designated by the Administrator, may be granted under the plan. The shares of common stock that may be issued and sold pursuant to options shall not exceed in the aggregate 2,900,000 shares of authorized but unissued shares of the common stock of the Corporation, or shares of common stock held in the Corporation's treasury, including shares purchased on the open market. The Corporation hereby reserves sufficient authorized shares of common stock to provide for the exercise of options granted hereunder. Any shares of common stock subject to an option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option granted under the plan. No optionee may be granted options in any calendar year for more than 500,000 shares of common stock.

5.       Eligibility

         An option may be granted only to an individual who satisfies the following eligibility requirements on the date the option is granted:

         (a) The individual is either (i) a key employee of the Corporation or a related corporation, (ii) a member of the Board or (iii) an independent contractor providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied.

         Also, for this purpose, a "key employee" is an employee of the Corporation or a related corporation whom the Committee determines is in a position to affect materially the profits of the Corporation or a related corporation by reason of the nature and extent of such employee's duties, responsibilities, personal capabilities, performance and potential.

         (b) With respect to the grant of an incentive option, the individual is an employee who does not own, immediately before the time that the incentive option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation may be granted an incentive option if the price at which such option may be exercised is greater than or equal to 110% of the fair market value of the shares on the date the option is granted and the period of the option does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an option shall be granted (an "optionee").

6.       Option Price

         The price per share at which an option may be exercised (the "option price") shall be established by the Administrator at the time the option is granted and shall be set forth in the terms of the agreement evidencing the grant of the option; provided, that in the case of an incentive option, the option price shall be equal to or greater than the fair market value per share of the shares on the date the option is granted. In addition, the following rules shall apply:

         (a) An incentive option shall be considered to be granted on the date that the Administrator acts to grant the option, or on any later date specified by the Administrator as the effective date of the option. A nonqualified option shall be considered to be granted on the date the Administrator acts to grant the option or any other date specified by the Administrator as the effective date of the option.

         (b) The fair market value of the shares shall be determined in good faith by the Administrator in accordance with the applicable provisions of
Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations; provided, that if the shares are listed for trading on the New York Stock Exchange or the American Stock Exchange or included in the Nasdaq National Market, the fair market value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange or as reported in the Nasdaq National Market (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available; and, provided further, if the shares are quoted on the Nasdaq Stock Market but are not included in the Nasdaq National Market, the fair market value shall be the mean between the high bid and low asked quotations in the Nasdaq Stock Market on the date immediately preceding the date the option is granted for which such information is available.

         (c) In no event shall there first become exercisable by the optionee in any one calendar year incentive stock options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000.

7.       Option Period and Limitations on the Right to Exercise Options

         (a) The period during which an option may be exercised (the "option period") shall be determined by the Administrator when the option is granted and shall not extend more than ten years from the date on which the option is granted. An option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Administrator and set forth in the agreement evidencing such option, subject to the rights granted herein to the Administrator in specified circumstances to accelerate the time when options may be exercised. Any option or portion thereof not exercised before the expiration of the option period shall terminate.

         (b) An option may be exercised by giving written notice of at least ten days to the Administrator at such place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash; (ii) shares owned by the optionee at the time of exercise; (iii) shares of common stock withheld upon exercise; (iv) delivery of a properly executed written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or
(v) any combination of the foregoing methods. Shares tendered or withheld in payment upon the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(b).

         (c) No option granted to an optionee who was an employee at the time of grant shall be exercised unless the optionee is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

                   (i) An option shall not be affected by any change in the terms, conditions or status of the optionee's employment, provided that the optionee continues to be an employee of the Corporation or a related corporation.

                  (ii) The employment relationship of an optionee shall be treated as continuing intact for any period that the optionee is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the optionee's right to reemployment is guaranteed either by statute or by contract. The employment relationship of an optionee shall also be treated as continuing intact while the optionee is not in active service because of disability. For purposes of this
         Section 7(c)(ii), "disability" shall mean the inability of the optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator shall determine whether an optionee is disabled within the meaning of this paragraph.

                 (iii) If the employment of an optionee is terminated because of disability within the meaning of subparagraph (ii), or if the optionee dies while he is an employee or dies after the termination of his employment because of disability, the option may be exercised only to the extent exercisable on the date of the optionee's termination of employment or death while employed (the "termination date"), except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of twelve months next succeeding the termination date; or (B) the close of the option period. In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                  (iv) If the employment of the optionee is terminated for any reason other than disability (as defined in subparagraph (ii)) or death or for "cause," his option may be exercised to the extent exercisable on the date of such termination of employment, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the date of such termination of employment. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the optionee dies following such termination of employment and prior to the earlier of the dates specified in (A) or (B) of this subparagraph (iv), the optionee shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the optionee's date of termination of employment as the termination date). In the event of the optionee's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

                   (v) If the employment of the optionee is terminated for "cause," his option shall lapse and no longer be exercisable as of the effective time and date of his termination of employment as determined by the Administrator. For purposes of this subparagraph (v) and subparagraph (iv), the optionee's termination shall be for "cause" if such termination results from the optionee's (A) dishonesty; (B) refusal to perform his duties for the Corporation; or (C) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

         (d) An optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option unless and until certificates for such shares are issued to him or them under the plan.

         (e) Nothing in the plan shall confer upon the optionee any right to continue in the service of the Corporation or a related corporation as an employee, director or independent contractor, as the case may be, or to interfere in any way with the right of the Corporation or a related corporation to terminate the optionee's service at any time.

         (f) Notwithstanding any provisions of the plan to the contrary, in the event of a Change in Control of the Corporation (as hereinafter defined), all options outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable. For purposes of this
Section 7(f), a Change in Control shall be deemed to occur as of: (i) the date on which any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the 1934 Act) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the 1934 Act) of shares representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in elections of directors of the Corporation ("Voting Stock"); (ii) the date on which the stockholders of the Corporation approve a definitive agreement under which the Corporation will consolidate with or merge into any other corporation, or convey, transfer or lease all or substantially all of its assets to any person, or any other corporation will merge into the Corporation, and, in the case of any such transaction, the outstanding common stock of the Corporation will be converted into cash, securities or other property, unless the stockholders of the Corporation immediately before such transaction own, directly or indirectly immediately following such transaction, at least 51% of the combined voting power of the outstanding securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction; or (iii) the date on which there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

8.       Nontransferability of Options and Shares

         Incentive options granted pursuant to the plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Except as may be permitted by the Administrator, nonqualified options granted pursuant to the plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder; provided, however, that no such transfer shall be effective unless such transaction has been registered under the Securities Act of 1933, as amended, or, in the opinion of the Administrator, such registration is not required. An option shall be exercisable during the optionee's lifetime only by him. To the extent required by Section 16 of the 1934 Act, shares acquired upon the exercise of an option shall not, without the consent of the Administrator, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the option was granted.

9.       Dilution or Other Adjustments

         If there is any change in the outstanding shares of common stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split to holders of shares that is distributable in shares, or other change in the capital stock structure of the Corporation, the Administrator shall make such adjustments to options, to the number of shares reserved for issuance under the plan, and to any provisions of this plan as the Administrator deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

10.      Withholding

         The Corporation shall require any recipient of shares pursuant to the exercise of a nonqualified option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such optionee. Notwithstanding the foregoing, the optionee may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to the exercise of a nonqualified option, by electing (the "Election") to have the Corporation withhold shares of common stock from the shares to which the optionee is entitled. The number of shares to be withheld shall have a fair market value (determined in accordance with Section 6(b)) as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Administrator prior to the Tax Date.

11.      Certain Definitions

         For purposes of the plan, the following terms shall have the meaning indicated:

         (a) "Related corporation" means any parent, subsidiary or predeces sor of the Corporation.

         (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time that the option is granted, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

         (c) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time that the option is granted, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

         (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

         (e) In general, terms used in the plan shall, where appropriate, be given the meaning ascribed to them under the provisions of the Code applicable to incentive stock options.

12.      Stock Option Agreement

         The grant of any option under the plan shall be evidenced by the execution of an agreement (the "Agreement") between the Corporation and the optionee. Such Agreement shall set forth the date of grant of the option, the option price, the option period, the designation of the option as an incentive option or a nonqualified option, and the time or times when and the conditions upon the happening of which the option shall become exercisable. Such Agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject; restrictions, if any, on the repurchase of the shares by the Corporation; and such other terms and conditions as the Administrator shall determine which are consistent with the provisions of the plan and applicable law and regulations.

13.      Restrictions on Shares

         The Corporation may impose such restrictions on any shares acquired upon exercise of options granted under the plan as it may deem advisable, including, without limitation, restrictions necessary to ensure compliance with the Securities Act of 1933, as amended, under the requirements of any applicable self-regulatory organization and under any blue sky or securities laws applicable to such shares. The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

14.      Amendment or Termination

         The plan may be amended or terminated by action of the Board; provided, that:

         (a) Any amendment which would (i) materially increase the aggregate number of shares which may be issued under the plan (other than changes as described in Section 9), (ii) materially change the requirements for eligibility to receive options under the plan, or (iii) materially increase the benefits accruing to participants shall be made only with the approval of the stockholders of the Corporation.

         (b) No option shall be adversely affected by a subsequent amendment or termination of the plan.

         (c) No option shall be amended (i) without the consent of the optionee, and (ii) if the option is an incentive option, without the opinion of legal counsel to the Corporation that such amendment will not constitute a
"modification" within the meaning of Section 424 of the Code if the Administrator determines such an opinion is necessary.

15.      Applicable Law

         Except as otherwise provided herein, the plan shall be construed and enforced according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, this 1996 Stock Option Plan of Affinity Technology Group, Inc., as amended and restated effective May 28, 1999, has been executed on behalf of the Corporation as of the 28th day of May, 1999.


AFFINITY TECHNOLOGY GROUP, INC.



By:
------------------------------------

R. Murray Smith

President and Chief Executive Officer

Attest:

------------------------------
Gina Champion
Secretary

[Corporate Seal]

                    ---------------------------------------

                             1996 STOCK OPTION PLAN

                    ---------------------------------------

                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                           (Employee Option Agreement)



         THIS AGREEMENT (the "Agreement"), made the _____ day of ____________, 19__, between AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation (the "Corporation"), and _______________________________, an employee of the
Corporation or a related corporation (the "Optionee");


               RECITALS:

         In furtherance of the purposes of the 1996 Stock Option Plan of Affinity Technology Group, Inc., as amended (the "plan"), the Corporation and the Optionee hereby agree as follows:

         1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the plan, a copy of which is attached to this Agreement and the terms of which are incorporated herein by reference.

         2. The Corporation hereby grants to the Optionee pursuant to the plan, as a matter of separate inducement and agreement in connection with his employment or service to the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "option") to purchase all or any part of an aggregate of ___________ (____) shares (the "shares") of the common stock of the Corporation, at the purchase price of ______________ Dollars ($_______________) per share. The option to purchase _____________ (________) of the shares shall be designated as an incentive option. The option to purchase ______________ (_______) of the shares shall be designated as a nonqualified option. [To the extent that any option is designated as an incentive option and such option does not qualify as an incentive option, it shall be treated as a nonqualified option.] Except as otherwise provided in the plan, the option will expire if not exercised in full before _________________, 19___.

         3. The option shall become exercisable on the date or dates set forth on Schedule A attached hereto. To the extent that an option which is exercisable is not exercised, such option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the option. The minimum number of shares that may be purchased under the option at one time shall be ten (10). Upon the exercise of an option in whole or in part, the Optionee shall pay the option price to the Corporation in accordance with the provisions of Section 7 of the plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

         4. Nothing contained in this Agreement or the plan shall require the Corporation or a related corporation to continue to employ the Optionee for any particular period of time, nor shall it require the Optionee to remain in the employ of the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the plan, all rights of the Optionee under the plan with respect to the unexercised portion of his option shall terminate upon termination of the employment of the Optionee with the Corporation or a related corporation.

         5. To the extent that this option is designated as an incentive option, the option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), or the rules thereunder). To the extent that this option is designated as a nonqualified option, the option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Code, Title I of ERISA or the rules thereunder), except as may be permitted pursuant to the plan. This option shall be exercisable during the Optionee's lifetime only by the Optionee.

         6. This Agreement  shall be binding upon and shall inure to the benefit
of  the  parties  hereto  and  their   respective   executors,   administrators,
next-of-kin, successors and assigns.

         7. Except as otherwise provided in the plan or herein, this Agreement shall be construed and enforced according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.


AFFINITY TECHNOLOGY GROUP, INC.



By:
------------------------------------

President and Chief Executive Officer

Attest:

---------------------------------
Secretary

[Corporate Seal]


OPTIONEE:



___________________________________(SEAL)

                    ---------------------------------------

                             1996 STOCK OPTION PLAN

                    ---------------------------------------

                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                           (Employee Option Agreement)


                                   SCHEDULE A



Date option granted:
______________________, 19___.
Date option expires:
______________________, 19___.
Number of shares subject to option:
___________ shares.
Option price (per share):
$-------------------.

 Date Installment         Number of Shares                Incentive or
First Exercisable          in Installment             Nonqualified Stock
                                                             Option

--------------------------------------------------------------------------------
                             1996 STOCK OPTION PLAN

--------------------------------------------------------------------------------

                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                        (Nonemployee Director Agreement)



         THIS AGREEMENT (the "Agreement"), made the ____ day of _____________, 19__, between AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation (the "Corporation"), and ______________________________ (the "Optionee");


                                                     RECITALS:

         In furtherance of the purposes of the 1996 Stock Option Plan of Affinity Technology Group, Inc., as amended (the "plan"), the Corporation and the Optionee hereby agree as follows:

         1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the plan, a copy of which is attached to this Agreement and the terms of which are incorporated herein by reference.

         2. The Corporation hereby grants to the Optionee pursuant to the plan, as a matter of separate inducement and agreement in connection with his service to the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "option") to purchase all or any part of an aggregate of ______________ (________) shares (the "shares") of the common stock of the Corporation, at the purchase price of ____________________ Dollars ($_____________) per share. The option shall be designated as a nonqualified option. This option shall expire if not exercised in full before __________, 20__.

         3. Except as otherwise provided in the plan, the option will expire if not exercised in full before __________, 20___. The option shall not be exercised unless the Optionee is a member of the Board of Directors of the Company at the time of exercise and has been a member of the Board of Directors continuously since the date the option was granted. Notwithstanding the foregoing, (a) if the Optionee dies while serving as a member of the Board of Directors, any portion of his option which was exercisable immediately before his death may be exercised at any time within 180 days after the date of death by such person as shall have acquired the right to exercise the option by will or the laws of intestate succession; and (b) if an Optionee's service on the Board of Directors terminates for any reason other than death, that portion of his option which was exercisable immediately before such termination may be exercised at any time within 30 days following the date of termination, and after such 30-day period such option shall terminate.

         4. The minimum number of shares that may be purchased under the option at one time shall be ten (10). Upon the exercise of an option in whole or in part, the Optionee shall pay the option price to the Corporation in accordance with the provisions of Section 7 of the plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

         5. Nothing contained in this Agreement or the plan shall require the Corporation to continue the services of the Optionee as a member of the Board of Directors for any particular period of time, nor shall it require the Optionee to remain in service to the Corporation as a member of the Board of Directors for any particular period of time. Except as otherwise expressly provided in the plan or this Agreement, all rights of the Optionee under the plan with respect to the unexercised portion of his option shall terminate upon termination of the service of the Optionee with the Corporation as a member of the Board of Directors.

         6. Except as may be permitted pursuant to the plan, this option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). This option shall be exercisable during the Optionee's lifetime only by the Optionee.

         7. This Agreement  shall be binding upon and shall inure to the benefit
of  the  parties  hereto  and  their   respective   executors,   administrators,
next-of-kin, successors and assigns.

         8. Except as otherwise provided herein or in the plan, this Agree ment shall be construed and enforced according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.

                                         AFFINITY TECHNOLOGY GROUP, INC.


                                By:      ____________________________________
                                         President and Chief Executive Officer

Attest:

------------------------------
Secretary

[Corporate Seal]

                                       OPTIONEE:

                                       __________________________________ (SEAL)



--------------------------------------------------------------------------------

                             1996 STOCK OPTION PLAN

--------------------------------------------------------------------------------

                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                       (Independent Contractor Agreement)



         THIS AGREEMENT (the "Agreement"), made the ____ day of _____________, 19__, between AFFINITY TECHNOLOGY GROUP, INC., a Delaware corporation (the "Corporation"), and ______________________________ (the "Optionee");


                                                     RECITALS:

         In furtherance of the purposes of the 1996 Stock Option Plan of Affinity Technology Group, Inc., as amended (the "plan"), the Corporation and the Optionee hereby agree as follows:

         1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the plan, a copy of which is attached to this Agreement and the terms of which are incorporated herein by reference.

         2. The Corporation hereby grants to the Optionee pursuant to the plan, as a matter of separate inducement and agreement in connection with his service to the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "option") to purchase all or any part of an aggregate of ______________ (________) shares (the "shares") of the common stock of the Corporation, at the purchase price of ____________________ Dollars ($_____________) per share. The option shall be designated as a nonqualified option. Except as otherwise provided in the plan, the option will expire if not exercised in full before __________, 19__.

         3. The option shall become exercisable on the date or dates shown on Schedule A. To the extent that an option which is exercisable is not exercised, such option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the option. The minimum number of shares that may be purchased under the option at one time shall be ten (10). Upon the exercise of an option in whole or in part, the Optionee shall pay the option price to the Corporation in accordance with the provisions of Section 7 of the plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

         4. Nothing contained in this Agreement or the plan shall require the Corporation or a related corporation to continue to require the services of the Optionee for any particular period of time, nor shall it require the Optionee to remain in service to the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the plan, all rights of the Optionee under the plan with respect to the unexercised portion of his option shall terminate upon termination of the service of the Optionee with the Corporation or a related corporation.

         5. Except as may be permitted pursuant to the plan, this option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). This option shall be exercisable during the Optionee's lifetime only by the Optionee.

         6. This Agreement  shall be binding upon and shall inure to the benefit
of  the  parties  hereto  and  their   respective   executors,   administrators,
next-of-kin, successors and assigns.

         7. Except as otherwise provided herein or in the plan, this Agree ment shall be construed and enforced according to the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Optionee on the day and year first above written.

                                 AFFINITY TECHNOLOGY GROUP, INC.


                                 By:      ____________________________________
                                          President and Chief Executive Officer

Attest:

------------------------------
Secretary

[Corporate Seal]

                                    OPTIONEE:


                                    __________________________________ (SEAL)
--------------------------------------------------------------------------------

                             1996 STOCK OPTION PLAN

--------------------------------------------------------------------------------
                                       OF
                         AFFINITY TECHNOLOGY GROUP, INC.
                       (Independent Contractor Agreement)


                                   SCHEDULE A



Date option granted:       ______________________, 19___.
Date option expires:       ______________________, 19___.
Number of shares subject to option:  ___________ shares.
Option price (per share):  $___________________.


         Date Installment                               Number of Shares
        First Exercisable                                in Installment